EXHIBIT 10.15

LIMITED WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This LIMITED WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated as of April 5, 2007, by and among RADNET MANAGEMENT, INC., a California corporation (the "Borrower"), the other persons designated as Credit Parties on the signature pages hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

RECITALS

WHEREAS, the borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers, Agent and Requisite Lenders have agreed to the limited waiver and amendments as set forth herein;

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.           Limited Waiver.  The Agent and Requisite Lenders hereby waive any breach of Section 6.2(a) of the Credit Agreement, and any Default or Event of Default as a result thereof, solely to the extent that Borrower failed to deliver the Financial Statements for the Fiscal Month ending January 31, 2006 on or prior to March 17, 2007, so long as such Financial Statement are delivered on or prior to ______ __, 2007.

2.           Amendment to Section 6.2(a)(i).  Section 6.2(a)(i) of the Credit Agreement is hereby amended by replacing the phrase "forty-five (45) days" with the phrase "forty-five (45) days (or sixty days (60) with respect to each Fiscal Month ending on or after February 28, 207 but on or prior to August 31, 2007)".

3.           Amendment to Section 6.1(a)(iii).  Section 6.2(a)(iii) is hereby amended by replacing the phrase "forty-five (45) days" with the phrase "forty-five (45) days (or if Holding files and extension with the Securities & Exchange Commission, [fifty (50) days]; provided, that Borrower has given Agent a written explanation forty-five (45) days after the end of the applicable Fiscal Quarter of Holdings, in form and substance reasonably acceptable to Agent, regarding the need for such extension)".

4.           Representations and Warranties of Credit Parties.  The Credit Parties represent and warrant that:

(a)           the execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding inequity or at law); and

(b)           after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

5.           Conditions To Effectiveness.  This Amendment shall he effective upon the execution and delivery of this Amendment by the Agent, Requisite Lenders and the Credit Parties.

6.           Reference To And Effect Upon The Credit Agreement.

(a)           The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY  AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE Of NEW YORK.

8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall he deemed an original, but all such counterparts shall constitute one and the same instrument.

10.           Reaffirmation of Guaranties.  The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations, taking into account the provisions of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PRIMEDEX HEALTH SYSTEMS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

By: Beverly Radiology Medical Group, Inc., its general partner

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET SUB, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

SOCAL MR SITE MANAGEMENT, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT I, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT II, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGED IMAGING SERVICES, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: Chief Financial Officer

RADIOLOGIX, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

ADVANCED IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

IDE IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

MID ROCKLAND IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PACIFIC IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

QUESTAR IMAGING, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

COMMUNITY IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

VALLEY IMAGING PARTNERS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

QUESTAR DULUTH, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

QUESTAR LOS ALAMITOS, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

QUESTAR VICTORVILLE, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

ROCY MOUNTAIN OPENSCAN MRI, LLC

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

FRI, INC.

By: /s Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

GENERAL ELECTRIC CAPITAL
CORPORATION
as Agent and a Lender

By: /s/ Andrew Moore
Duly Authorized Signatory

[INSERT NAME OF LENDER] as Lender

By:
Name:
Title: